SECURITIES AND EXCHANGE COMMISSION


                     Washington, D.C. 20549


                            FORM 8-K

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  February 4,
1997



                     HOUSE OF FABRICS, INC.
                     ----------------------
     (Exact name of registrant as specified in its charter)



Delaware                     1-7927                   95-3426136
-------------------       -------------             ---------------
(State or other           (Commission                 (IRS Employer
jurisdiction of            File Number)           Identification No.)
incorporation)


 13400 Riverside Drive, Sherman Oaks,  California 91423
 --------------------------------------------------------
(Address of principal executive offices) (Zip Code)


Registrant's telephone number including area code:
(818) 995-7000


(Former name or former address, if changed since last report.)
--------------------------------------------------------------
Not applicable.

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Item 7.   Financial Statements and Exhibits



     (c)  Exhibits

          4.1  Series B Warrant Agreement, dated as of July 31,
               1996, between House of Fabrics, Inc. and American
               Stock Transfer & Trust Company, as Warrant Agent.

          4.2 Amendment No. 1, dated as of December 30, 1996, to Series B Warrant Agreement, dated as of July 31, 1996, between House of Fabrics, Inc. and American Stock Transfer & Trust Company, as Warrant Agent.

          4.3  Series C Warrant Agreement, dated as of July 31,
               1996, between House of Fabrics, Inc. and American
               Stock Transfer & Trust Company, as Warrant Agent.

          4.4 Amendment No. 1, dated as of December 30, 1996, to Series C Warrant Agreement, dated as of July 31, 1996, between House of Fabrics, Inc. and American Stock Transfer & Trust Company, as Warrant Agent.


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     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                    HOUSE OF FABRICS, INC.


                    By:  /s/  MARVIN S. MALTZMAN
                         ----------------------------
                         Marvin S. Maltzman
                         Senior Vice President and
                         Secretary


DATED:  February 4, 1997

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